                                                                   EXHIBIT 4.9

                              IMPORTANT TAX INFORMATION

     Under federal income tax law, dividend payments that may be made by DNAP Holding Company ("DNAP") on shares of common stock issued pursuant to the exercise of rights may be subject to backup withholding. In order to avoid backup withholding, you must provide us with your current TIN on Substitute Form W-9 below. If you are an individual, the TIN is your Social Security number.
If we are not provided with the correct TIN, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any exercise of rights by you may be subject to 31% backup withholding tax.

     You may not be subject to these backup withholding and reporting requirements (for example, corporations, in most cases, and certain foreign individuals are not subject to backup withholding). If you are a foreign individual wishing to qualify as an exempt recipient, you must submit to us a properly completed Form W-8, signed under penalties of perjury, attesting to your exempt status. A Form W-8 can be obtained from DNAP. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, we are required to withhold 31% of any payment paid to you. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to you with respect to the exercise of the rights, you are required to notify us of your current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that you are awaiting a TIN), and that (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. The box in Part 3 of the Substitute Form W-9 may be checked if you (or other payee) have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 3 is checked and we are not provided with a TIN within 60 days, we will withhold 31% on all payments, if any, until a TIN is provided to us.

WHAT NUMBER TO GIVE BIONOVA

     You are required to give us the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the rights. If the rights are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------
                                   PAYER'S NAME: Bionova Holding Corporation
----------------------------------------------------------------------------------------------------------
 PAYEE'S NAME:
----------------------------------------------------------------------------------------------------------
 BUSINESS NAME (IF DIFFERENT):
----------------------------------------------------------------------------------------------------------
 ADDRESS:
----------------------------------------------------------------------------------------------------------
 MARK APPROPRIATE BOX:   INDIVIDUAL/SOLE PROPRIETOR       CORPORATION       PARTNERSHIP        OTHER
----------------------------------------------------------------------------------------------------------

 SUBSTITUTE              Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT    --------------------------------
                         RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.     Social Security Number(s)
 FORM W-9
                                                                          OR
                                                                            ------------------------------
                                                                                Employer Identification
                                                                                       Number(s)
                         ---------------------------------------------------------------------------------
 DEPARTMENT OF THE       PART 2--                                         PART 3--
 TREASURY                CERTIFICATION - Under Penalties of Perjury, I    Awaiting TIN / /
 INTERNAL REVENUE        certify that:
 SERVICE
                         (1)  The number shown on this form is my
                              correct taxpayer identification number (or
                              I am waiting for a number to be issued for
                              me), and
                         (2)  I am not subject to backup withholding
                              because: (a) I am exempt from backup
                              withholding, or (b) I have not been
                              notified by the Internal Revenue Service
                              (IRS) that I am subject to backup
                              withholding as a result of a failure to
                              report all interest or dividends, or (c)
                              the IRS has notified me that I am no
                              longer subject to backup withholding.
                         ---------------------------------------------------------------------------------
 PAYER'S REQUEST FOR     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been
 TAXPAYER IDENTIFICATION notified by the IRS that you are currently subject to backup withholding because
 NUMBER ("TIN")          you have failed to report all interest or dividends on your tax return.  THE
                         INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                         DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                         SIGNATURE                                        DATE
                                  ----------------------------------------    ----------------------------
----------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF THE DISTRIBUTION MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 3 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

 SIGNATURE                                           DATE
          -------------------------------------------    -----------------------
--------------------------------------------------------------------------------

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the payer.

-----------------------------------  --------------------------------
For this type of account:            Give the name and
                                     SOCIAL SECURITY number of --
-----------------------------------  --------------------------------
1.   An individual's account         The individual

2.   Two or more individuals (joint  The actual owner of the account
     account)                        or, if combined funds, the first
                                     individual on the account (1)

3.   Custodian account of a minor    The minor (2)
     (Uniform Gift to Minors Act)

4.   a.   The usual revocable        The grantor-trustee (1)
          savings trust account
          (grantor is also trustee)

     b.   So-called trust account    The actual owner (1)
          that is not a legal or
          valid trust under State
          law

5.   Sole proprietorship account     The owner (3)
-----------------------------------  --------------------------------
For this type of account:            Give the name and EMPLOYER
                                     IDENTIFICATION number of--
-----------------------------------  --------------------------------
6.   A valid trust, estate, or       Legal entity (Do not furnish the
     pension trust                   identifying number of the
                                     personal representative or
                                     trustee unless the legal entity
                                     itself is not designated in the
                                     account title.) (4)

7.   Corporate account               The corporation

8.   Association, club, religious,   The organization
     charitable, educational, or
     other tax-exempt organization
     account

9.   Partnership                     The partnership

10.  A broker or registered nominee  The broker or nominee

11.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district or prison) that
     receives agricultural program
     payments.

-----------------------------------  --------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
(4)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

                                        PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- An organization exempt from tax under section 501(a), or an individual retirement account.

-    The United States or any wholly-owned agency or instrumentality thereof.

- A state, the District of Columbia, a possession of the United States, or any political subdivision or wholly-owned agency or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

- An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

-    A corporation.

-    A financial institution.

- A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

-    A real estate investment trust.

-    A common trust fund operated by a bank under section 584(a).

-    An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

-    A foreign central bank of issue.

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-    Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

-    Payments of patronage dividends not paid in money.

-    Payments made by certain foreign organizations.

-    Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-    Payments described in section 6049(b)(5) to non-resident aliens.

-    Payments on tax-free covenant bonds under section 1451.

-    Payments made by certain foreign organizations.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer identification Number.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False information With Respect to Withholding.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.